Fair Value Measurements	3 Months Ended
Mar. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 9 – Fair Value Measurements

We measure and disclose our fair values in accordance with the provisions of ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”). ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy assigns the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Level 2 measurements are inputs that are observable for assets or liabilities, either directly or indirectly, other than quoted prices included within Level 1. We utilize market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable.

Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques (such the Monte Carlo model) are highly volatile and sensitive to changes in the trading market price of our common stock. Since derivative financial instruments are initially and subsequently carried at fair value, our (income) loss will reflect the volatility in these estimate and assumption changes.

Inherent in the Monte Carlo valuation model are assumptions related to expected stock price volatility, expected life, risk-free interest rate and dividend yield. We estimate the volatility of our common stock based on historical volatility that matched the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury yield curve as of the valuation dates for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which we anticipate to remain at zero.

As part of our overall valuation process, management employs processes to evaluate and validate the methodologies, techniques and inputs, including review and approval of valuation judgments, methods, models, process controls, and results. These processes are designed to help ensure that the fair value measurements and disclosures are appropriate, consistently applied, and reliable.

The Monte Carlo model is used on the warrants to reasonably value the potential future exercise price adjustments triggered by the anti-dilution provisions. See Note 10 – Warrant Derivative Liability. This requires Level 3 inputs which are based on our estimates of the probability and timing of potential future financings and fundamental transactions. The assumptions summarized in the following table were used to calculate the fair value of the warrant derivative liabilities that were outstanding as of any of the balance sheet dates presented on our consolidated condensed balance sheets:

		March 31, 2013	December 31, 2012
Significant assumptions (or ranges):
Stock price	Level 1 input	$3.51	$9.07
Term (years)		2.58	2.83
Volatility	Level 2 input	85%	70%
Risk-free rate	Level 1 input	0.31%	0.33%
Dividend yield	Level 2 input	0.0%	0.0%
Scenario probability debt/equity raise	Level 3 input	80% / 20%	80% / 20%

Fair Value Hierarchy

The following tables set forth by level within the fair value hierarchy our financial liabilities that were accounted for at fair value as of March 31, 2013 and December 31, 2012. As required by ASC 820, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value liabilities and their placement within the fair value hierarchy levels.

	March 31, 2013
	Level 1	Level 2	Level 3	Total
	(in thousands)
Liabilities
Warrant derivative liabilities	$—	$—	$1,685	$1,685

Total liabilities	$—	$—	$1,685	$1,685

	December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in thousands)
Liabilities
Warrant derivative liabilities	$—	$—	$5,470	$5,470

Total liabilities	$—	$—	$5,470	$5,470

We record the net change in the fair value of the derivative position listed above as an unrealized gain (loss) on warrant derivative in our consolidated condensed statements of operations and comprehensive income (loss). During the three months ended March 31, 2013, an unrealized gain of $3.8 million was recorded to reflect the change in fair value of the warrants (three months ended March 31, 2012: $0.4 million unrealized gain).

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of ASC 825, Financial Instruments. The estimated fair value amounts have been determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair value of cash, accounts receivable and accounts payable approximates their carrying value due to their short-term nature. The following table presents the estimated fair values of our fixed interest rate, long-term debt instrument (Level 3) as of March 31, 2013.

	March 31, 2013
	Carrying Value	Fair Value
	(in thousands)

11% senior unsecured notes (Level 3)	$75,473	$77,808

The fair value of our fixed interest debt instruments (Level 3) was calculated using a pricing model which incorporates transaction details such as contractual terms, maturity and, in certain instances, timing and amount of future cash flows, as well as assumptions related to liquidity and credit valuation adjustments of marketplace participants.

Changes in Level 3 Instruments Measured at Fair Value on a Recurring Basis

The following table provides a reconciliation of financial liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

	March 31, 2013	December 31, 2012
	(in thousands)
Financial liabilities:
Beginning balance	$5,470	$4,870
Additions	—	—
Unrealized change in fair value	(3,785)	600

Ending balance	$1,685	$5,470

During the three months ended March 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 liabilities.